UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2015

CLEVELAND BIOLABS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-32954	20-0077155
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

73 High Street

Buffalo, New York 14203

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (716) 849-6810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously reported, on March 10, 2015, Cleveland BioLabs, Inc. (the “Company”) received a deficiency letter from The NASDAQ Stock Market LLC (“NASDAQ”) indicating that, as of December 31, 2014, the Company’s reported stockholders’ equity did not meet the $2,500,000 minimum required to maintain continued listing, as set forth in NASDAQ Listing Rule 5550(b)(1) (the “Stockholders’ Equity Requirement”). In accordance with the NASDAQ Listing Rules, the Company filed a plan to regain compliance with the Stockholders’ Equity Requirement, and on May 7, 2015 the Company received a letter from NASDAQ indicating that it had accepted the Company’s plan and granted the Company until July 15, 2015 to evidence its compliance.

As previously disclosed in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 10, 2015, the Company closed its previously announced private placement transaction with David Davidovich, a venture capital investor, for an aggregate purchase price of approximately $25 million (the “Private Placement”). As a result of the closing of the Private Placement, the Company has more than $2,500,000 in stockholders’ equity and therefore believes that it has sufficient stockholders’ equity to demonstrate that it has regained compliance with the Stockholders’ Equity Requirement as of the date of this filing.

The Company has advised NASDAQ of the closing of the financing and expects NASDAQ to issue its final compliance determination upon the filing of this Form 8-K. NASDAQ will continue to monitor the Company’s ongoing compliance with the Stockholders’ Equity Requirement and, if at the time of its next periodic report the Company does not evidence compliance, it may be subject to delisting.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and in its other filings from time to time filed with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

2

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEVELAND BIOLABS, INC.

Date: July 13, 2015	By:	/s/ Yakov Kogan
Yakov Kogan Chief Executive Officer